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Private & Confidential
Royal Invest Europe B.V.
Mr. D. Havenaar
Dittlaar 7
1070 AC  Amsterdam
The Netherlands

23 November, 2007

Royal Invest Europe B.V. €100,000,000.00 Senior Facility

Dear Mr Havenaar,

We are pleased to confirm that our Executive has given approval to provide €100.000.000, - debt facility to Royal Invest Europe B.V. for the purpose of the acquisition of a mixed property investment portfolio.  Supporting this approval please find attached the Term Sheet outlining the final conditions that should be satisfied before drawdown of the funds.

Please confirm your acceptance by returning the signed Term Sheet.

Kinds Regards,

/s/Jim Donnelly, Associate Director
Bank of Scotland
Amsterdam Branch

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